UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K/A
AMENDMENT NO.1
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 6, 2026
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Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Lifetime Brands, Inc. (the “Company”) on November 5, 2026 under Items 2.02 and 9.01 (the “Original 8-K”). Amendment No. 1 is being filed solely to clarify the Adjusted EBITDA measures for the trailing twelve months ended September 30, 2026 in the press release filed by the Company on November 5, 2026, announcing, among other things, financial results for the quarter ended September 30, 2026 (the “Earnings Release”), which was furnished as Exhibit 99.1 to the Original 8-K (the “Earnings Release”). The Earnings Release inadvertently omitted Adjusted EBITDA, before limitations, for the trailing twelve-month period ended September 30, 2026, which was $92.4 million. A revised version of the Earnings Release, which updates solely the information included under “Trailing Twelve Months Financial Results,” is included herewith as Exhibit 99.1 and is being posted on the Company’s website. There are no additional changes to the Earnings Release or the Original 8-K.
Item 2.02 Results of Operations and Financial Condition.

On November 6, 2026, the Company issued a revised Earnings Release as described above. A copy of the revised Earnings Release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Index

Exhibit No.
99.1	Press release dated November 6, 2026, revised
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

Date: November 6, 2026	By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President, Treasurer and Chief Financial Officer